UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2008

MERISEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	01-17156	95-4172359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer identification No.)

	127 W. 30th Street, 5th Floor	10001
	New York, NY	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 594-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On March 28, 2008, Merisel, Inc. (“Merisel”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TU Holdings, Inc., a Delaware corporation (“Holdings”), and its wholly-owned subsidiary, TU Merger, Inc., a Delaware corporation (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Merisel (the “Merger”), and Merisel will continue as the surviving corporation and a wholly-owned subsidiary of Holdings.  Holdings is a wholly-owned subsidiary of American Capital Strategies, Ltd. (“ACAS”).

The Merger Agreement was unanimously approved by a special committee of the Board of Directors of Merisel (the “Special Committee”) which was appointed by the Board of Directors to consider this matter.  The Merger Agreement was also unanimously approved by the Board of Directors of Merisel.

At the effective time of the Merger, each outstanding share of common stock of Merisel, other than the shares owned by any stockholders who properly exercise dissenters’ rights under Delaware law, will be cancelled and converted into the right to receive $5.75 in cash, without interest.  The Merger Agreement and the transactions contemplated thereby will be submitted to a vote of Merisel’s stockholders.

In connection with the Merger, Merisel also entered into a Voting, Support and Redemption Agreement, dated as of March 28, 2008 (the “Support Agreement”), with Holdings, Stonington Capital Appreciation 1994 Fund, L.P. and Phoenix Acquisition Company II, L.L.C., pursuant to which the stockholders that are parties thereto have agreed to vote their Merisel shares in favor of the Merger and Merisel has agreed, at the effective time of the Merger, to redeem the outstanding shares of its convertible preferred stock pursuant to the terms thereof.  The vote of the shares subject to the Support Agreement is sufficient to adopt the Merger Agreement and approve the Merger.

The closing of the Merger is conditioned upon the approval of the stockholders of Merisel and the satisfaction or waiver of other customary closing conditions. The closing of the Merger is not conditioned on the receipt of any financing by Holdings or Merger Sub.

The Merger Agreement contains certain termination rights for Holdings, including if Merisel’s Board of Directors (or the Special Committee) changes its recommendation to the stockholders of Merisel in response to a superior proposal. The Merger Agreement also provides that, upon the termination of the Merger Agreement, under specified circumstances, Merisel will be required to pay Holdings a termination fee of $2,500,000.  Additionally, under specified circumstances, Holdings will be required to pay Merisel a termination fee of $3,500,000.  ACAS agreed to guarantee the liability of any such amounts payable by Holdings to Merisel pursuant to a Commitment Agreement, dated as of March 28, 2008 (the “Commitment Agreement”), between Merisel and ACAS.  ACAS’s, Holdings’ and Merger Sub’s maximum liability under any circumstance pursuant to the Merger Agreement or the transactions contemplated thereby is capped at $3,500,000.

The foregoing summary of the Merger Agreement, Support Agreement and Commitment Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, Support Agreement and Commitment Agreement, each of which is attached as an exhibit to this report and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed Merger, Merisel intends to file relevant materials with the Securities and Exchange Commission (“SEC”), including a proxy statement, with respect to the proposed transaction.  Such documents, however, are not currently available. Investors are urged to read the proxy statement regarding the proposed transaction when it becomes available, because it will contain important information. Investors will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Merisel, without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of the proxy statement can also be obtained, without charge, once they are filed with the SEC, by directing a request to Merisel, Inc., Attention: Shareholder Relations, 127 West 30th Street, 5th Floor, New York, New York 10001, (212) 594-4800.

Merisel and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Merisel stockholders in respect of the proposed Merger.  Information regarding Merisel directors and executive officers is available in Merisel's proxy statement for its 2007 annual meeting of stockholders. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Forward-Looking Statements

This Report and the exhibits furnished herewith contain statements concerning Merisel's expectations for future performance, as well as statements relating to the potential acquisition of Merisel by Holdings, and are forward-looking statements as that term is used in the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are inherently speculative and are based on currently available information, operating plans and projections about future events and trends. As such, they are subject to numerous risks and uncertainties. Actual results and performance may be significantly different from expectations. Merisel undertakes no obligation to update any such forward-looking statements.  Please see Merisel’s filings with the SEC, including Merisel’s Annual Report on Form 10-K, for a discussion of specific risks that may affect performance.

Item 7.01 Regulation FD Disclosure

On March 28, 2008, Merisel issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Exhibit Title

2.1	Agreement and Plan of Merger, dated March 28, 2008, among TU Holdings, Inc., TU Merger, Inc. and Merisel, Inc.
2.2
Voting, Support and Redemption Agreement, dated as of March 28, 2008, between TU Holdings, Inc., Merisel, Inc., Stonington Capital Appreciation 1994 Fund, L.P. and Phoenix Acquisition Company II, L.L.C.

2.3	Commitment Agreement, dated as of March 28, 2008, between American Capital Strategies, Ltd. and Merisel, Inc.
99.1	Press Release dated March 28, 2008

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISEL, INC.

Date: April 1, 2008	By:	/s/Donald R. Uzzi
Name: Donald R. Uzzi
Title: Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Exhibit Title

2.1	Agreement and Plan of Merger, dated March 28, 2008, among TU Holdings, Inc., TU Merger, Inc. and Merisel, Inc.
2.2
Voting, Support and Redemption Agreement, dated as of March 28, 2008, between TU Holdings, Inc., Merisel, Inc., Stonington Capital Appreciation 1994 Fund, L.P. and Phoenix Acquisition Company II, L.L.C.

2.3	Commitment Agreement, dated as of March 28, 2008, between American Capital Strategies, Ltd. and Merisel, Inc.
99.1	Press Release dated March 28, 2008